Exhibit 99.1
                                  ------------
              CSC Computational Materials dated December 21, 2004.

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---------------------------                         Computational Materials for
SECURITIES CORPORATION                  CWABS Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2004-R
-------------------------------------------------------------------------------





                               ABS New Transaction


                             Computational Materials
                             -----------------------

                                 $1,490,000,000
                                  (Approximate)

                                   CWABS, Inc.

                                    Depositor

                     CWABS REVOLVING HOME EQUITY LOAN TRUST,

                                  Series 2004-R

                     Revolving Home Equity Loan Asset Backed

                              Notes, Series 2004-R



                         [LOGO OMITTED] COUNTRYWIDE(SM)
                         ------------------------------
                                   HOME LOANS

                           Sponsor and Master Servicer

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---------------------------                         Computational Materials for
SECURITIES CORPORATION                  CWABS Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2004-R
-------------------------------------------------------------------------------


The attached tables and other statistical pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement, any related supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this statistical pool may be deleted from the final pool of Mortgage Loans delivered to the Trust on the Closing Date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.


 Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.





Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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---------------------------                         Computational Materials for
SECURITIES CORPORATION                  CWABS Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2004-R
-------------------------------------------------------------------------------


                                                  Prepared: December 2, 2004


                          $1,490,000,000 (Approximate)

                    Revolving Home Equity Loan Trust (2004-R)

          REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES, SERIES 2004-R
          ------------------------------------------------------------



=================================================================================================================================

    Class          Approximate        Note Rate        WAL            Payment Window          Last Scheduled         Expected
                    Amount (1)                       (Years)         (Months) Call/Mat (2)     Payment Date           Rating
                                                    Call/Mat (2)                                                    (S&P/Moody's)
---------------------------------------------------------------------------------------------------------------------------------
     1-A           $519,428,000      LIBOR + 28(3)    2.55 / 2.72         1-73 / 1-142         January 2030            AAA / Aaa

     2-A           $970,572,000                                        Not Offered Herein

    Total        $1,490,000,000
=================================================================================================================================


(1)  Subject to a permitted variance of +/- 10%.
(2) Based on a collateral prepayment assumption of 40% CPR and a 15% draw rate, with respect to the Mortgage Loans and a settlement date of December 22, 2004.
(3) Subject to the lesser of (a) a fixed cap of 16.00% and (b) the related Net WAC, as more fully described herein. Additionally, the coupon for the initial interest accrual period shall be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR benchmarks).
















Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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---------------------------                         Computational Materials for
SECURITIES CORPORATION                  CWABS Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2004-R
-------------------------------------------------------------------------------


Transaction Participants
------------------------

Underwriter:                   Countrywide Securities Corporation (Lead Manager).

Sponsor and Master Servicer:   Countrywide Home Loans, Inc. ("Countrywide").

Depositor:                     CWABS, Inc. (a limited purpose finance subsidiary of Countrywide Financial Corporation).

Custodian:                     Treasury Bank, National Association (an affiliate of the Sponsor and Master Servicer).

Note Insurer:                  XL Capital Assurance Inc. ("XL Capital").

Indenture Trustee:             JPMorgan Chase Bank, National Association.

Owner Trustee:                 Wilmington Trust Company.

Relevant Dates
--------------

Expected Closing Date:         December 22, 2004.

Expected Settlement Date:      December 22, 2004.

Cut-off Date:                  December 15, 2004.

Interest Period:               Except with respect to the first Payment Date, the interest accrual period with respect to the Notes for a given Payment Date will be the period beginning with the previous
                               Payment Date and ending on the day prior to such Payment Date. For the first Payment
                               Date, the Notes will accrue interest from the Closing Date through February 14, 2005.

Payment Date:                  The fifteenth (15th) day of each month (or, if not a business day, the next succeeding business day), commencing February 15, 2005.

Collection Period:             With respect to any Payment Date, the calendar month preceding the Payment Date or, in the case of the first Collection Period, the period beginning on the Cut-off Date and ending on the last day of January 2005.

The Mortgage Loans
------------------

Description of
Mortgage Loans:                The Trust will consist of two groups of home equity revolving credit line loans made or to be made in the future under certain home equity revolving credit line loan agreements (the
                               "Group 1 Mortgage Loans", "Group 2 Mortgage Loans", and each, a "Loan Group"). The Group
                               1 Mortgage Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties with conforming loan balances based on maximum credit limits and will bear interest at rates that adjust based on the prime rate. The
                               Group 2 Mortgage Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties and will bear interest at rates that adjust based on the prime rate. The original principal balance of each class of Notes will exceed the aggregate Cut-off Date principal balance of the Mortgage Loans in the related
                               Loan Group transferred to the Trust on the closing date.



Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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---------------------------                         Computational Materials for
SECURITIES CORPORATION                  CWABS Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2004-R
-------------------------------------------------------------------------------



                               The actual pool of Mortgage Loans delivered to the Trust on the Closing Date is expected to have a Cut-off Date Balance of at least $1,467.65 million (subject to a variance of
                               +/- 10%). The information presented in these Computational Materials for the Mortgage
                               Loans, particularly in the collateral tables, which follow, reflects a statistical pool of Mortgage Loans as of October 29, 2004. However, the characteristics of the statistical pool are expected to be representative of the final pool of Mortgage Loans actually delivered to the Trust on the Closing Date.

HELOC Amortization:            The Mortgage Loans are adjustable rate, home equity lines of credit ("HELOCs") which may be drawn upon generally for a period (the "Draw Period") of five (5) years (which, in most cases, may be extendible for an additional five (5) years with Countrywide's approval). HELOCs are generally subject to a fifteen (15) year repayment period following the end of the Draw Period during which the outstanding principal balance of the Mortgage
                               Loan will be repaid in monthly installments equal to 1/180 of the outstanding principal balance as of the end of the Draw Period. A relatively small number of HELOCs are subject to a five (5), ten (10) or twenty (20) year repayment period following the Draw Period during which the outstanding principal balance of the loan will be repaid in equal monthly installments. None of the Group 1 Mortgage Loans require a balloon repayment at the end of the Draw Period and approximately 0.04% of the Group 2 Mortgage Loans require a balloon repayment at the end of the Draw Period.

Cut-off Date Balance:          The aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date.

The Notes
---------

Description
of the Notes:                  The Class 1-A and Class 2-A Notes (together, the "Notes") will be issued by CWABS
                               Revolving Home Equity Loan Trust, Series 2004-R (the "Trust"). As of the Closing Date,
                               the aggregate principal balance of both classes of the Notes will be $1,490,000,000
                               (subject to a permitted variance of +/- 10%).

Federal Tax Status:            It is anticipated that the Notes will be treated as debt instruments for federal income tax purposes.

Registration:                  The Notes will be available in book-entry form through DTC, Clearstream and the
                               Euroclear System.

Note Rate:                     Except as noted below, each class of Notes will accrue interest during each Interest
                               Accrual Period at a rate equal to the least of: (a) one-month LIBOR, plus 0.28%, (b) the
                               Net WAC of the Mortgage Loans in the related Loan Group, and (c) 16.00%. With respect to the initial Interest Accrual Period only, the rate calculated in clause (a) above will be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR as benchmarks).

Net WAC:                       The "Net WAC" of the Group 1 or Group 2 Mortgage Loans shall mean the weighted average of the loan rates of the Group 1 or Group 2 Mortgage Loans (as applicable), weighted on the basis of the daily average balance of each Mortgage Loan in the applicable Loan Group during the related billing cycle before the Collection Period relating to the Payment
                               Date, net of the Expense Fee Rate.

Expense Fee Rate:              For any Payment Date, the "Expense Fee Rate" shall be an amount equal to the sum of (i)
                               the servicing fee rate, (ii) the note insurer premium rate times a fraction, the numerator of which is



Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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---------------------------                         Computational Materials for
SECURITIES CORPORATION                  CWABS Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2004-R
-------------------------------------------------------------------------------



                               the Note principal balance of the applicable class of Notes and the denominator of which is the related Loan Group Balance, and (iii) commencing with the Payment Date in February
                               2006, the Note Insurer Carve-out Rate. The "Note Insurer Carve-out Rate" for any given
                               Payment Date on and after the February 2006 Payment Date shall be equal to 0.50%.

Basis Risk Carryforward:       On any Payment Date the "Basis Risk Carryforward" for either Class of Notes will equal, the sum of (x) the excess of (a) the amount of interest that would have accrued on such
                               Notes during the related Interest Accrual Period without giving effect to the related Net
                               WAC cap, over (b) the amount of interest that actually accrued on such Notes during such period, and (y) any Basis Risk Carryforward remaining unpaid from prior Payment Dates together with accrued interest thereon at the Note Rate without giving effect to the related Net WAC cap. The Basis Risk Carryforward will be paid to the related class of
                               Notes to the extent funds are available from the Mortgage Loans in the related Loan Group as set forth in "Group 1 Distributions of Interest" or "Group 2 Distributions of
                               Interest" (as applicable), below.

Group 1
Distributions of Interest:     Investor interest collections related to the Group 1 Mortgage Loans are to be applied in the following order of priority:

                               1.   Note insurance policy premium of the Note Insurer with respect to the Group 1 Mortgage
                                    Loans;
                               2.   Accrued monthly interest on the Class 1-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward);
                               3.   To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for such Payment Date;
                               4.   To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed by the Transferor Interest, or funded by Subordinated Transferor Collections;
                               5.   To the Class 2-A Notes, accrued monthly interest at the related Note Rate together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk
                                    Carryforward), that remains unpaid after taking into account the payments of Investor
                                    Interest Collections from the Group 2  Mortgage Loans;
                               6.   Reimbursement to the Note Insurer for prior draws on its insurance policy (with interest thereon) relating to the Group 1 Mortgage Loans;
                               7.   Paydown of the Class 1-A Notes to create and maintain the required level of overcollateralization;
                               8.   To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                    (as described below) for such Payment Date, to the extent not covered by Investor
                                    Interest Collections related to the Group 2 Mortgage Loans;
                               9.   To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for previous Payment Dates, to the extent not covered by Investor
                                    Interest Collections related to the Group 2 Mortgage Loans and not previously reimbursed;
                               10.  Payment of any other amounts owed to the Note Insurer with respect to the Group 1 Mortgage
                                    Loans;
                               11.  Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the Class 1-A Notes;
                               12.  Reimbursement to the Note Insurer for prior draws on its insurance policy and any other amount owed to the Note Insurer, in each case with respect to Group 2 Mortgage Loans;
                               13.  Basis Risk Carryforward related to the Class 1-A Notes; and
                               14.  Any excess cash flow to the holder of the Transferor Interest.




Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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---------------------------                         Computational Materials for
SECURITIES CORPORATION                  CWABS Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2004-R
-------------------------------------------------------------------------------



Group 2
Distributions of Interest:     Investor interest collections  related to the Group 2 Mortgage Loans are to be applied in the following order of priority:

                               1.   Note insurance policy premium of the Note Insurer with respect to the Group 2 Mortgage
                                    Loans;
                               2.   Accrued monthly interest on the Class 2-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward);
                               3.   To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                    (as described below) for such Payment Date;
                               4.   To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                    (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed by the Transferor Interest, or funded by Subordinated
                                    Transferor Collections;
                               5.   To the Class 1-A Notes, accrued monthly interest at the related Note Rate together with any overdue accrued monthly interest from prior periods (exclusive of Basis
                                    Risk Carryforward), that remains unpaid after taking into account the payments of
                                    Investor Interest Collections from the Group 1 Mortgage Loans;
                               6.   Reimbursement to the Note Insurer for prior draws on its insurance policy (with interest thereon) relating to the Group 2 Mortgage Loans;
                               7.   Paydown of the Class 2-A Notes to create and maintain the required level of overcollateralization;
                               8.   To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                    (as described below) for such Payment Date, to the extent not covered by Investor
                                    Interest Collections related to the Group 1 Mortgage Loans;
                               9.   To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                    (as described below) for previous Payment Dates, to the extent not covered by
                                    Investor Interest Collections related to the Group 1 Mortgage Loans and not previously reimbursed;
                               10.  Payment of any other amounts owed to the Note Insurer with respect to the Group 2
                                    Mortgage Loans;
                               11.  Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the Class 2-A Notes;
                               12.  Reimbursement to the Note Insurer for prior draws on its insurance policy and any other amount owed to the Note Insurer, in each case with respect to Group 1 Mortgage
                                    Loans;
                               13.  Basis Risk Carryforward related to the Class 2-A Notes; and
                               14.  Any excess cash flow to the holder of the Transferor Interest.

Distributions of Principal:    Collections of principal related to the Mortgage Loans in each Loan Group are to be applied to the related class of Notes in the following order of priority:

                               1.   During the Managed Amortization Period (as described below), the amount of principal payable to the holder of a class of Notes for each Payment Date will equal, to the extent funds are available from the related Loan Group, the lesser of (a) the product of (i) the Investor Fixed Allocation Percentage (as defined below) for those
                                    Notes, and (ii) principal collections from the related Loan Group relating to such
                                    Payment Date (such product, the "Maximum Principal Payment"), and (b) principal collections from the related Loan Group for the related Payment Date less the sum of additional balances created from new draws on the Mortgage Loans in that Loan Group during the related Collection Period (but not less than zero).




Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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---------------------------                         Computational Materials for
SECURITIES CORPORATION                  CWABS Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2004-R
-------------------------------------------------------------------------------




                                    The "Managed Amortization Period" for each class of Notes shall mean the period beginning on the Closing Date and, unless a Rapid Amortization Event (i.e., certain events of default or other material non-compliance by the Sponsor under the terms of the related transaction documents) shall have earlier occurred, through and including the Payment Date in January 2010.

                                    The "Investor Fixed Allocation Percentage" for any Payment Date and each Class of
                                    Notes will be calculated as follows: (i) on any date on which the related Allocated
                                    Transferor Interest is less than the related Required Transferor Subordinated
                                    Amount, 100%, and (ii) on any date on which the related Allocated Transferor
                                    Interest equals or exceeds the related Required Transferor Subordinated Amount,
                                    98.55% for the Class 1-A Notes and 98.10% for the Class 2-A Notes.

                               2.   After the Managed Amortization Period, the amount of principal payable to the holders of each class of Notes will be equal to the related Maximum Principal
                                    Payment.

Optional Termination:          The Notes may be retired as a result of the owner of the Transferor Interest purchasing all of the mortgage loans then included in the trust estate on any payment date on or after which the aggregate principal balance of both classes of Notes is less than or equal to 10% of the initial aggregate principal balance of the Notes of both classes.

Credit Enhancement:            The Trust will include the following mechanisms, each of which is intended to provide credit support for the Notes:

                               1.   Excess Interest Collections. For any Loan Group, its Excess Interest Collections are
                                    the related investor interest collections minus the sum of (a) the interest paid to the related class of Notes, (b) the servicing fee retained by the Master Servicer for the Mortgage Loans in that Loan Group, and (c) the premium paid to the Note
                                    Insurer allocable to that Loan Group. Investor Interest Collections from a Loan
                                    Group will be available to cover losses on the Mortgage Loans in the related Loan
                                    Group first and then, if necessary, in the unrelated Loan Group.

                               2.   Limited Subordination of Transferor Interest (Overcollateralization). A portion of the Allocated Transferor Interest related to each Loan Group will be available to provide limited protection against Investor Loss Amounts in such Loan Group (as defined below) up to the Available Transferor Subordinated Amount for such Loan
                                    Group. The "Available Transferor Subordinated Amount" for each Loan Group is, for any Payment Date, the lesser of the related Allocated Transferor Interest and the related Required Transferor Subordinated Amount. The "Allocated Transferor Interest"
                                    for any date of determination, will equal (a) the related Loan Group Balance of the related Loan Group at the close of business on the prior day, minus (b) the Note
                                    Principal Balance of the class of Notes related to that Loan Group (after giving effect to the distribution of all amounts actually distributed on that class of
                                    Notes on that date). Subject to any step-down or step-up as may be permitted or required by the transaction documents, the "Required Transferor Subordinated Amount"
                                    (x) for the Group 1 Mortgage Loans will be (i) prior to the date on which the step-down occurs, 1.45% of the Cut-off Date Balance of the Group 1 Mortgage Loans
                                    and (ii) on or after the date on which the step-down occurs and so long as a trigger event is not in effect, 2.90% of the then current unpaid principal balance of the
                                    Group 1 Mortgage Loans (subject to a floor equal to 0.50% of the Cut-off Date
                                    Balance of the Group 1 Mortgage Loans) and (y) for the Group 2 Mortgage Loans will be (i) prior to the date on which the step-down occurs, 1.90% of the Cut-off Date
                                    Balance of the Group 2



Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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---------------------------                         Computational Materials for
SECURITIES CORPORATION                  CWABS Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2004-R
-------------------------------------------------------------------------------




                               Mortgage Loans and (ii) on or after the date on which the step-down occurs and as long as a trigger event is not in effect, 3.80% if the then current unpaid principal balance of the Group 2 Mortgage Loans (subject to a floor equal to 0.50% of the Cut-off Date
                               Balance of the Group 2 Mortgage Loans). The Allocated Transferor Interest for each
                               Loan Group will be less than zero on the Closing Date.

                               The initial aggregate principal balance of each class of Notes will exceed the aggregate
                               Cut-off Date principal balance of the Mortgage Loans in the related Loan Group transferred to the issuer on the closing date. This excess represents an undercollateralization of approximately 1.50% of the original principal balance of the Notes.

                               3.   Surety Wrap. XL Capital will issue a note insurance policy, which will guarantee the timely payment of interest and the ultimate repayment of principal to the holders of the Notes. The policy does not cover payment of Basis Risk Carryforward.

Investor Loss Amounts:         With respect to any Payment Date and each Class of Notes, the amount equal to the product of
                               (a) the applicable Investor Floating Allocation Percentage (as defined below) for such
                               Payment Date and such Class of Notes, and (b) the aggregate of the Liquidation Loss
                               Amounts for such Payment Date from Mortgage Loans in the relevant Loan Group. The
                               "Investor Floating Allocation Percentage," for any Payment Date and each Loan Group shall be the lesser of 100% and a fraction, the numerator of which is the related Note
                               Principal Balance and the denominator of which is the Loan Group Balance of the related
                               Mortgage Loans at the beginning of the related Collection Period. The "Loan Group
                               Balance" for each Loan Group and any date is the aggregate of the principal balances of the related Mortgage Loans as of such date. "Liquidation Loss Amounts" for any liquidated
                               Mortgage Loan and any Payment Date is the unrecovered principal balance of such Mortgage
                               Loan at the end of the Collection Period in which such Mortgage Loan became a liquidated
                               Mortgage Loan, after giving effect to its net liquidation proceeds.

ERISA Eligibility:             Subject to the considerations in the prospectus supplement, the Notes are expected to be eligible for purchase by certain ERISA plans. Prospective investors must review the related prospectus and prospectus supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEA Treatment:               The Notes will not constitute "mortgage related securities" for purposes of SMMEA.

                                 [Collateral Tables and Discount Margin Tables to follow]








Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] COUNTRYWIDE(R)
---------------------------                         Computational Materials for
SECURITIES CORPORATION                  CWABS Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2004-R
-------------------------------------------------------------------------------



                           Discount Margin Tables (%)


Class 1-A (To Call) (1)
----------------------------------------------------------------------------------------------------------------------------
           CPR                  22%           25%            35%           40%            45%            50%           52%
----------------------------------------------------------------------------------------------------------------------------
       DM @ 100-00               28            28            28             28            28             28             28
----------------------------------------------------------------------------------------------------------------------------
         WAL (yr)               6.10          5.15          3.14           2.55          2.11           1.76           1.64
----------------------------------------------------------------------------------------------------------------------------
        MDUR (yr)               5.50          4.70          2.96           2.43          2.02           1.70           1.59
----------------------------------------------------------------------------------------------------------------------------
Principal Window Beginning     Feb05         Feb05          Feb05         Feb05          Feb05          Feb05         Feb05
----------------------------------------------------------------------------------------------------------------------------
   Principal Window End        Nov16         Aug15          Mar12         Feb11          Mar10          May09         Jan09
----------------------------------------------------------------------------------------------------------------------------
    (1) Based on a 15% draw rate.


Class 1-A (To Maturity) (1)
----------------------------------------------------------------------------------------------------------------------------
           CPR                 22%            25%            35%           40%            45%           50%            52%
----------------------------------------------------------------------------------------------------------------------------
       DM @ 100-00              28             28             28            28            28             28            28
----------------------------------------------------------------------------------------------------------------------------
        WAL (yr)               6.35           5.38           3.33          2.72          2.25           1.89          1.77
----------------------------------------------------------------------------------------------------------------------------
        MDUR (yr)              5.68           4.86           3.11          2.56          2.14           1.82          1.70
----------------------------------------------------------------------------------------------------------------------------
    Principal Window
        Beginning             Feb05          Feb05          Feb05         Feb05          Feb05         Feb05          Feb05
----------------------------------------------------------------------------------------------------------------------------
  Principal Window End        Mar25          Jun23          Sep18         Nov16          Apr15         Dec13          Jun13
----------------------------------------------------------------------------------------------------------------------------
    (1) Based on a 15% draw rate.




















Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.